Exhibit 10.2
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under C.F.R. § 200.84(b)(4) and 17 C.F.R. 24b-2

CAMPUSCARE® MAINTENANCE AND SUPPORT RENEWAL

RATE SCHEDULE AND TRAINING KEYS FOR CAMPUSCARE SERVICES

This document is made a part of the CampusCare Maintenance and Support Agreement, Master Agreement, Talisma Fundraising Software Maintenance Agreement or Talisma License and Services Agreement, as applicable, (the “Agreement”) between Campus Management Corp. and Customer dated 02/22/2005.

Customer:    Bridgepoint Education, Inc.

Record Count/Users:    [***] ASRs, [***] CRM Users

Term:     2-Year Term from January 1, 2018, through December 31, 2019

CampusCare Fees:

Licensed Program	CampusCare® Premium 2018	CampusCare® Premium 2019
CampusNexus® Student Portal Web Services	$[***] $[***] $[***]	$[***] $[***] $[***]
CampusNexus CRM	$[***]	$[***]
Less One-Time Discount	($[***])	($[***])
Total Annual CampusCare Renewal Fees	$[***]	$[***]
Annual TAM Fees*	$[***]	$[***]
Annual PSSC Fees*	$[***]	$[***]

*Professional Services are separate and distinct from CampusCare Services, and are subject to the terms and conditions of the PSA and relevant SOWs. See SOW No. 205435, SOW No. 206092, and SOW No. PSISVC-207385, for details. Customer hereby subscribes to the above SOWs through December 31, 2019.

CampusInsight Passes:	[***]
Keys:	[***]
Professional Services Hours*:	The CampusCare fees above include [***] Professional Services hours to be used during the 2018 calendar year, and [***] Professional Services hours to be used during the 2019 calendar year.
Payment:	Select a payment plan below:

☐ One-Year Prepayment: Customer shall pay the Annual CampusCare Renewal Fees, TAM Fees, and PSSC Fees for 2018 by July 1, 2017 and for 2019 by November 30, 2018. Should Customer selection this payment option, Customer shall receive a One-Year Prepayment Discount in the amount of $[***].

☐ Two-Year Prepayment: Customer shall pay the Annual CampusCare Renewal Fees, TAM Fees, and PSSC Fees for 2018 and 2019 by July 1, 2017. Should Customer select this payment option, Customer shall receive a Two-Year Prepayment Discount in the amount of $[***].

☐ Monthly Payments: Customer shall pay the Annual CampusCare Fees, TAM Fees, and PSSC Fees, in equal monthly payments of $[***] due the first day of each month via ACH commencing January 1, 2018.
Discounts: The above discounts are contingent on timely payments and no default under the Agreement.

CampusCare Renewal 2018                Page 1 of 4                    Confidential
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[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit 10.2
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under C.F.R. § 200.84(b)(4) and 17 C.F.R. 24b-2

See the following page for terms and conditions.

BRIDGEPOINT EDUCATION INC.	CAMPUS MANAGEMENT CORP.
By: /s/ Anurag Malik	By: /s/ Anders Nessen 3]
Print: Anurag Malik	Print: Anders Nessen ]
Title: CIO	Title: CFO
Date: May 2, 2017	Date: May 5, 2017

CampusCare Renewal 2018                Page 2 of 4                    Confidential
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[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit 10.2
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under C.F.R. § 200.84(b)(4) and 17 C.F.R. 24b-2

Additional Terms

CampusCare Services are subject to the terms and conditions in the Agreement and this CampusCare Renewal. The terms below shall continue in effect for each renewal term hereafter.

CampusCare Premium. CampusCare Premium features off-hour system upgrades for production environments and free emergency support, plus free passes to CampusInsight for CampusVue® Student or CampusNexus® Student customers.

CampusCare Premium is not available for CampusLink Web Services.

CampusCare Premium customers will receive 15% off Professional Services list T&M fees for SOWs and Change Orders signed during the renewal term. This excludes any Fixed Fee services, PSSCs, and CampusInsight training courses. This discount shall not be applied retroactively, and shall not be combined with other discounts. Customer must be in good standing at the time discount is applied.

CampusCare Premium customers will receive upgrades for up to 2 additional named non-production environments for CampusVue, Student and CampusNexus Student and database refreshes in conjunction with the upgrades. Upgrades shall be performed Monday - Friday (excluding holidays), 8 a.m. - 5 p.m. ET. Support for non-production environments is not included.

End User Support Coordinator. CMC and Customer shall mutually designate a person as Customer’s End User Support Coordinator (“EUSC”) to coordinate routine end-user support concerning the Licensed Program. End-users must refer all inquiries regarding the Licensed Program to the EUSC. After consultation with the end-user and determining that the inquiry involves a problem in the Licensed Program, the EUSC may contact CMC and request, and CMC shall provide, the CampusCare Services described in the Agreement.

Exclusions. Support covers production environments. Unless otherwise agreed to via a separate addendum, CampusCare Services excludes the following: (i) services and support to update and maintain non-production environments (such as testing and development environments); (ii) support of integrations, (iii) issues related to reconfiguration of the Licensed Program as a direct result of sizing/space related issues, restoring/re-installing/re-implementing production server components, restoring corrupt databases, performance of business functions such as creation/configuration of rules/teams/reports, or modification and/or manipulation of the Licensed Program including, but not limited to, stored procedures, predefined routines, installation of scripts, standard/custom reports, and data written to the Licensed Program from Third Parties Products, as applicable.

The annual CampusCare fee includes CMC’s provision of Releases to Talisma® CRM, CampusNexus® CRM, and Talisma® Fundraising, but installation and implementation of the Releases is not included as part of the annual fee, notwithstanding anything to the contrary in the Agreement and Exhibits thereto. The foregoing does not apply to Talisma® Fundraising sold in conjunction with CampusVue® Student.

With respect to Talisma CRM and CampusNexus CRM installation of Releases or upgrades, CMC highly recommends Customer engage CMC's professional services organization for assistance when installing Releases or upgrades for Talisma products. Any issues or problems arising out of Customer configuring and installing a Release or upgrade are not covered under CampusCare Services. If the software has been customized, the Release or upgrade may cause system failures. Any problems with customizations that Customer reports to CMC that are related to or caused by the Release or upgrade are not covered under CampusCare Services.

Customer acknowledges and agrees that any issues arising or related to work performed by Customer or any third parties is expressly not covered under the warranties, remedies and indemnity provisions under the license and service agreements. Any resources expended by CMC with respect to such issues, or discovered to be caused by such issues (for example, problem analyses, support, re-work, etc.), shall be billed to and paid by Customer at CMC’s standard hourly rates on a T&M basis commencing from the initial support request, and Customer shall promptly pay such support charges.

Should CMC provide technical support in connection with problems that are beyond the scope of the CampusCare Services, that are not Errors in the Licensed Programs, or for any incremental services, then Customer shall pay for any such services on a T&M basis and may be contracted for separately.

Severity Level Descriptions. Severity Level Descriptions posted at http://www.campusmanagement.com/EN-US/aboutUs/Pages/Incident-Severity.aspx shall replace severity descriptions in the Agreement, and are subject to change.

CampusCare Renewal 2018                Page 3 of 4                    Confidential
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[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit 10.2
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under C.F.R. § 200.84(b)(4) and 17 C.F.R. 24b-2

Keys. training keys are to be used exclusively for training through the Learning Center and CampusInsight User Conference pre-conference training.

Late Payment. Customer acknowledges and agrees that any delinquent payment owed to CMC, under this or any other agreement, may result in suspension of CampusCare Services and other services until all outstanding amounts due are paid in full.

Taxes. Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the services and deliverables which have been or will be provided under any agreements, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are net of taxes.

Privacy Protection

Do not send unsolicited personally identifiable information (“PII”) to CMC, and in any event do not send PII to CMC except by secure transfer and in a manner officially authorized by CMC.

CampusCare Renewal 2018                Page 4 of 4                    Confidential
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[***] Confidential portions of this document have been redacted and filed separately with the Commission.